Exhibit 1

Media Release

17 April 2008

Westpac provides its template for 2008 Interim Profit Announcement

Westpac has today lodged the template for its 2008 Interim Profit Announcement detailing how its results will be presented.

This release provides:

•      Details of changes in the calculation of cash earnings that will be applied from the first half 2008;

•      A summary of the changes to the presentation of Westpac’s results (Appendix 1) outlining:

•      Enhanced disclosures, including disclosures relating to Basel II and changes made in response to market feedback; and

•      Changes in disclosures arising from business unit restructures; and

•      A Profit Announcement template (the ‘Template’) in Appendix 2, detailing the structure of how information in the 2008 interim result will be presented, including the changes outlined above.

The new Template for Westpac’s 2008 interim results will be available on the Westpac website at www.westpac.com.au/investorcentre on Friday, 18 April 2008.

Westpac is scheduled to announce its interim results on Thursday, 1 May 2008.

Ends

For further information please contact:

David Lording	Andrew Bowden
Media Relations	Investor Relations
Ph: 61 2 8253 3510	Ph: 61 2 8253 4008
Mob: 0419 683 411	Mob: 0438 284 863

1

PRESS RELEASE	Interim Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Interim Profit Announcement template

Sections

1. Cash earnings adjustments

In the first half 2008 Westpac’s cash earnings will be adjusted to exclude the gains from the initial public offering (IPO) of BT Investment Management Limited (BTIM) and the Visa Inc. IPO, and to reflect a change in methodology to exclude hedge ineffectiveness.

1.1 Gain from BTIM IPO

On 10 December 2007, Westpac completed a partial sale of BTIM through an IPO but retained a majority interest in the legal entity.	2.1, 7.1, 8.1, 8.3, 9

The gain on disposal from the transaction was $141 million and there were also associated one-off costs of $43 million related to the IPO. The $43 million of costs are in addition to transaction costs netted against the sale proceeds and include additional disposal costs, amortisation of equity granted to BTIM employees and the impairment of BT New Zealand goodwill.

The gain on the transaction and associated expenses are individually significant due to their size and non-recurring nature and will therefore be treated as a cash earnings adjustment in the 2008 Interim Profit Announcement.

The cash earnings adjustment will impact the following line items in the income statement:

		Transaction
	Gain on	related	Cash earnings
$m	disposal	expenses	adjustment

Gain on disposal of assets	141	—	(141)
Non-interest income (Note 5)	141	—	(141)

Other staff expenses	—	(25)	25
Total salaries and other expenses	—	(25)	25

Impairment of goodwill		(18)	18
Total other expenses	—	(18)	18

Total expenses (Note 6)	—	(43)	43

Tax expense	5	3	(8)

Net profit after tax / cash earnings	146	(40)	(106)

The amortisation of equity grants will continue beyond the first half of 2008 and accordingly there will be an additional cash earnings adjustment relating to this in the second half 2008.

The contribution of BTIM to BT Financial Group’s (BTFG) cash earnings in the first half of 2008 will be summarised in a separate table in the BTFG section.	4.4

2

Sections
1.2 Gain from Visa Inc. IPO

Westpac, as a consequence of its membership of Visa International, was granted shares in Visa Inc., which was listed in an IPO on the New York Stock Exchange in March 2008. Westpac generated a realised pre-tax gain of $172 million on the redemption of 56% of its interest in Visa Inc. as part of the IPO.

2.1, 7.1, 8.1, 8.3, 9

In addition, an unrealised pre-tax gain of $123 million was recognised to reflect Westpac’s initial measurement of the residual investment in Visa Inc. The $123 million has been determined using the IPO price of US$44 per share which has been adjusted for the impact of the three year trading restriction on the shares. Subsequent movements in the value of Visa Inc. shares will be reflected in an available-for-sale equity reserve. Any gains/losses from the residual investment will not be reflected in earnings until the shares are disposed of, unless we determine that there is a permanent diminution in value at some point in the future.

An income tax liability of $90 million was recognised by the Group as a consequence of this transaction.

The gain from the Visa Inc. IPO is individually significant due to its size and non-recurring nature and will therefore be treated as a cash earnings adjustment in the 2008 Interim Profit Announcement.

The cash earnings adjustment will impact line items in the income statement as follows:

	Statutory	Cash earnings
$m	results	adjustment

Gain on disposal of assets	295	(295)
Non-interest income	295	(295)

Tax expense	(90)	90

Net profit after tax / cash earnings	205	(205)

1.3 Ineffective hedges

In line with current market practice, Westpac has decided to exclude ineffectiveness of designated accounting hedges from cash earnings.	2.1, 7.1, 8.1, 8.3, 9

Westpac did not adjust for these items previously because the post-tax gains were immaterial (first half 2007: $3 million and second half 2007: $6 million). In the first half of 2008 the adjustment to cash earnings ($3 million) was also immaterial, however, in the interests of sector consistency, Westpac will adjust for these items going forward.

Ineffective hedge gains/losses appear in net interest income and non-interest income and cash earnings adjustments will be made to these line items in the future.

3

Sections

2. Enhanced Disclosures

2.1 Basel II

In December 2007, Westpac was accredited by the Australian Prudential Regulation Authority (APRA) to use advanced Basel II models to measure its regulatory capital requirements, with implementation taking effect on 1 January 2008. Accordingly, Westpac is now reporting and measuring capital and risk weighted assets (RWA) under the new regime.

2.2.1, 3.5, 5.5, Note 19a&b

Implementation of the new regime has involved:

• Changes in the definition of Tier 1 Capital and Total Regulatory Capital introducing new adjustments to reported regulatory capital and removing A-IFRS transitional relief; and

•      Significant changes in the way in which RWA are calculated. Previously, RWA were calculated using a limited number of risk weightings. Advanced measurement under Basel II introduces a more sophisticated approach, applying customised risk weightings to credit, operational and market risks that more accurately reflect the underlying risk.

These changes will impact Westpac’s reporting as follows:

• The capital structure will be shown under Basel II at 30 September 2007 (pro forma) and 31 March 2008 in Section 5.5, Note 19 Capital Adequacy (Note 19);

•      A new RWA table has been introduced to Note 19. The table provides a high level summary of the components of RWA, consistent with Australian Prudential Standards (APS) at 30 September 2007 (pro forma) and 31 March 2008;

• Note 19 will also include the capital structure and RWA under Basel I at 31 March 2007 and 30 September 2007; and

• All ratios incorporating regulatory capital or RWA will be reported consistent with the approach above. This will be particularly relevant for provisioning and credit risk related ratios.

Accreditation to use advanced Basel II models also requires more granular information about Westpac’s risk profile and the Group is currently preparing to meet the requirements of APS 330 for its full year 2008 results. The changes in Note 19 align Westpac’s disclosure of capital and RWA with the requirements of APS 330, however, this is the first step in more detailed and transparent information on Westpac’s risk profile that will be provided later this year.

4

Sections

2.2 Derivatives held for risk management purposes

Non-interest income from derivatives held for risk management purposes principally includes realised and unrealised gains/losses on hedging of New Zealand earnings and the gain/loss on the revaluation of a derivative hedging our 2003 Trust Preferred Securities.

5.5, Note 5

This income was previously included in “Hedging of Overseas Operations” and will now be disclosed under the new line item “Derivatives held for risk management purposes” in “Other income” in the non-interest income note.

This change results in the reclassification of $(21) million and $10 million from “Hedging of Overseas Operations” to “Derivatives held for risk management purposes” in the first half of 2007 and the second half of 2007, respectively.

2.3 Group FUM/FUA table

A table summarising the components of the Funds Under Management (FUM) and Funds Under Administration (FUA) has been included to provide a Group view of the total FUM and FUA held across BT Financial Group (BTFG), Westpac Institutional Bank (WIB) and New Zealand (NZ).	3.2.2

In addition, FUA in BTFG at 31 March 2007 has been restated by $8.5 billion from $47.8 billion to $39.3 billion. This restatement relates to the FUA in the Governance Advisory Services (GAS) business that was transitioned into a new governance research and engagement company called Regnan in May 2007. BTFG and seven other institutional investors have an equal shareholding of 12.5% in the new enterprise.	4.4.1

2.4 Earnings per share

The following additional earnings per share disclosures have been included:	5.5, Note 10

• Weighted average number of shares on a cash earnings basis, which are used for the calculation of cash earnings per share; and

• The reconciliation of the movement in ordinary shares for all reported periods.

5

3. Business Unit Restructures and Comparative Restatements

A number of restatements have been made to business unit financials to reflect changes in business unit structures and to align some comparative period income with where it is being reported in the first half of 2008. These changes are detailed below.

Importantly, while changes have been made to business unit comparatives, this has not required any restatements to the Group balance sheet or Group income statement.

3.1 Business unit restructures

•                  Completing the restructure of Consumer Financial Services (CFS) and Business Financial Services (BFS) following the commencement of the separation of Business and Consumer Banking into CFS and BFS in March 2007;

•                  Transfer of Private Bank from CFS to BTFG;

•                  Transfer of Margin Lending, Private Portfolio Management (PPM) and Westpac Broking from BTFG to WIB. These businesses are now included in the Equities business in WIB; and

•                  Transfer of Structured Finance from WIB to Group Business Unit (GBU).

3.2 Business unit comparative income restatements

•                  Changes in Westpac’s internal transfer pricing methodology have been implemented to better reflect where earnings are generated. This has required some restatement of BFS, CFS and GBU’s net interest income as follows:

•                  Net interest income adjustment between BFS and GBU of $10 million in the first half of 2007 and $11 million in the second half of 2007; and

•                  Net interest income adjustment between CFS and GBU of $14 million in the first half of 2007 and $14 million in the second half of 2007; and

•                  Transfer of corporate transactional banking non-interest income from NZ to WIB (first half 2007: $4 million; second half 2007: $5 million).

3.3 Impact on business unit cash earnings

The business unit restructures and comparative income restatements impact various individual line items across the income statements of the relevant business units. In summary, the net impact of these restatements on the business unit cash earnings in the first half of 2007 and the second half of 2007 was as follows:

First Half 2007 Cash earnings						Pacific
$m	CFS	BFS	WIB	BTFG	NZ (A$)	Banking	GBU	Group

As reported at 30 Sept 2007	453	479	287	201	195	34	29	1,678
Business unit restructures	(41)	6	(14)	14	—	—	35	—
Comparative restatements	(10)	(7)	3	—	(4)	—	18	—
Restated at 31 March 2008	402	478	276	215	191	34	82	1,678

6

Second Half 2007 Cash earnings						Pacific
$m	CFS	BFS	WIB	BTFG	NZ (A$)	Banking	GBU	Group

As reported at 30 Sept 2007	498	496	323	216	216	46	34	1,829
Business unit restructures	(51)	13	(14)	11	—	—	41	—
Comparative restatements	(10)	(8)	3	—	(4)	—	19	—
Restated at 31 March 2008	437	501	312	227	212	46	94	1,829

Sections

The restatements impact the income statement, loans, deposits, assets and economic profit of CFS, BFS, WIB, BTFG, NZ and GBU but have no impact on the Group’s earnings or balance sheet.	3.2.1, 4.0 – 4.7, 5.5, Note 2, 7.1, 7.2 8.2, 8.3, 9

Where the restatements have a substantive impact on disclosures in the 2008 Interim Profit Announcement, more detail is provided below:

3.4 Loans and deposits and internal revenue payments

Loans and deposits have been aligned to reflect the business unit restructures such that the loans and deposits for each business unit represent the products manufactured by that business unit. Net interest income derived from loans/deposits is included in net interest income in the business unit where the product is manufactured.

3.2.1, 4.0 – 4.7

When a business unit distributes a product that has been manufactured by another business unit (e.g. a CFS term deposit is sold by BFS to a BFS customer), the distributor receives its share of associated net interest and non-interest income through an internal revenue payment from the business unit that has manufactured the product. The entire transfer payment is reflected in non-interest income (e.g. CFS would make a payment to BFS through non-interest income).

3.5 Cash earnings growth rates

Restating earnings between business units has only a small impact on the previously reported cash earnings growth rates, as shown below:

First Half 2007 - Second Half						Pacific
2007 Cash earnings growth	CFS	BFS	WIB	BTFG NZ	(NZ$)	Banking	GBU	Group

As reported at 30 Sept 2007	10%	4%	13%	7%	10%	35%	17%	9%
Restated at 31 March 2008	9%	5%	13%	6%	11%	35%	15%	9%

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Sections
3.6 Key metrics

3.6.1 CFS and BFS

The completion of the separation of CFS and BFS will see key metrics for each being reported separately in the respective business unit sections. Some additional metrics have also been provided that are specific to each business unit.

4.1, 4.2

Deposit growth in the key metrics table has been restated to align with the restated deposits of the CFS and BFS under the new structure.

The retail business credit system multiple has been removed because this was previously based on an estimate and Westpac no longer believes that it reflects its position in the market.

3.6.2 WIB and BTFG

Revenue contribution by business segment in the WIB key metrics table has been restated to reflect the transfer of the Margin Lending, PPM and Broking from BTFG to WIB and the restatement between NZ and WIB.	4.3.1

FUM has been restated in BTFG and WIB to reflect the transfer of PPM FUM. FUM in WIB also includes FUM in Hastings and the Specialised Capital Group.	4.3, 4.4

The wealth management income reconciliation has also been restated to reflect the transfer of Private Bank to BTFG and the transfer of Margin Lending, PPM and Broking to WIB.	4.4.3

3.7 Margins

3.7.1 CFS and BFS

Interest earning assets, net interest income and interest margin for CFS and BFS have been restated. This has resulted in the following restatements in CFS’ and BFS’ divisional net interest margin:	5.5 Note 2

	Previously reported		Restated
Net interest	Half Year	Half Year	Half Year	Half Year
margin	Sept 07	March 07	Sept 07	March 07

CFS	2.34%	2.33%	1.94%	1.96%

BFS	2.35%	2.41%	3.25%	3.26%

As a result of the restatements, the divisional net interest margin in BFS is now much higher than the divisional net interest margin in CFS.  This is primarily because all of the mortgage assets and associated net interest income are now reported in CFS as it is the manufacturer of these products (see section 3.4).  Previously, mortgage assets and associated net interest income were split between CFS and BFS for the purpose of calculating divisional net interest margin.

8

Sections

3.7.2 BTFG

External interest earning assets, net interest income and interest margin for BTFG has been restated. The interest margin for BTFG has been restated from (1.68%) to (27.47%) in the first half of 2007 and from (1.64%) to (21.04)% in the second half of 2007.

5.5, Note 2

The BTFG interest margin is negative because the cost of funding BTFG’s assets is charged through net interest income whereas the majority of BTFG’s income is reported through non-interest income. The significant change in the interest margin is primarily due to the transfer of Margin Lending from BTFG to WIB.

3.8 Separate disclosure of Equities within WIB

On 1 October 2007 a new integrated business segment, Equities, was formed in WIB which includes the existing WIB business, Equity Derivatives, and the equities related business in BTFG (Margin Lending, PPM and Westpac Broking) that was transferred from BTFG to WIB.

4.3.1, 4.3.2

We have reported the Equities business segment separately from the Institutional Bank to provide clarity around the performance of these separate businesses.

9

PRESS RELEASE	Interim Profit Announcement 2008

APPENDIX 2

Key Tables for the Interim Profit
Announcement

17 April 2008

As referred to in the market release dated 17 April 2008

10

RESULTS AT A GLANCE	Appendix 2 – Interim 2008 Template Release

2.1          REPORTED RESULTS

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		3,224	3,089
Non-interest income		2,040	1,820
Net operating income		5,264	4,909
Operating expenses		(2,314)	(2,229)
Core earnings		2,950	2,680
Impairment charges		(250)	(232)
Profit from ordinary activities before income tax		2,700	2,448
Income tax expense		(857)	(773)
Net profit		1,843	1,675
Net profit attributable to minority interests		(33)	(34)
Net profit attributable to equity holders of WBC		1,810	1,641
Treasury shares		14	15
TPS revaluations		20	18
Unrealised NZ Retail earnings hedges		(15)	4
Ineffective hedges		—	—
Gain from BTIM IPO		—	—
Gain from Visa IPO		—	—
Cash earnings		1,829	1,678

2.1.1       Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		3,224	3,089
Non-interest income		2,002	1,771
Net operating income		5,226	4,860
Operating expenses		(2,314)	(2,229)
Core earnings		2,912	2,631
Impairment charges		(250)	(232)
Operating profit before tax		2,662	2,399
Income tax expense		(800)	(687)
Net profit		1,862	1,712
Net profit attributable to minority interests		(33)	(34)
Cash earnings		1,829	1,678
Effective tax rate		30.1%	28.6%

2.1.2       Key Financial Data – Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
	March 08	Sept 07	March 07	Mar 08	Mar 08
Shareholder value
Cash earnings per ordinary share (cents)		98.5	90.9
Earnings per ordinary share (cents)		97.8	89.1
Economic profit ($m)		1,412	1,281
Weighted average ordinary shares (millions) - Statutory		1,851	1,841
Weighted average ordinary shares (millions) - Cash earnings		1,858	1,846
Fully franked dividends per ordinary share (cents)		68	63
Dividend payout ratio - cash earnings (%)		69.0	69.3
Net tangible assets per ordinary share ($)		6.96	6.48

Productivity and efficiency
Expense to income ratio (%) - reported		44.0	45.4
Expense to income ratio (%) - cash earnings		44.3	45.9
Total banking expense to income ratio (%) - reported		43.1	44.8
Total banking expense to income ratio (%) - cash earnings		43.5	45.3
Full-time equivalent employees (FTE)		28,018	27,312

Business Performance
Interest spread (%)		1.80	1.90
Interest margin (%)		2.14	2.25
Average interest earning assets ($m)		305,173	279,591

2.2          SUMMARY BALANCE SHEET

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Assets
Cash		2,243	3,548
Due from other financial institutions		28,379	11,903
Trading assets, financial assets and available -for-sale securities		24,505	21,802
Derivative financial instruments		24,308	14,355
Loans		272,545	253,238
Life insurance assets		15,456	15,390
Other assets		7,385	7,964
Total assets		374,821	328,200
Liabilities
Due to other financial institutions		9,133	14,710
Deposits		199,222	177,715
Trading liabilities and other financial liabilities		8,223	3,784
Derivative financial instruments		25,192	14,880
Debt issues		87,126	73,122
Life insurance liabilities		14,392	14,290
Loan capital		7,704	7,089
Other liabilities		5,998	5,786
Total liabilities		356,990	311,376
Equity
Equity attributable to equity holders of WBC		15,919	14,913
Minority interests		1,912	1,911
Total equity		17,831	16,824

2.2.1       Key Financial Data – Balance Sheet

						% Mov’t	% Mov’t
	Half Year	Half Year		Half Year		Sept 07-	Mar 07-
	March 08	Sept 07		March 07		Mar 08	Mar 08
Profitability and capital adequacy
Return on average ordinary equity		23.8%		23.1%
Cash earnings to average ordinary equity		24.2%		23.6%
Average ordinary equity ($m)		15,142		14,271
Average total equity ($m)		17,055		16,180
Total committed exposures ($m)		425,490		386,161
Basel II (1)
Total capital ratio				n/a
Tier 1 capital ratio				n/a
Risk weighted assets ($m)				n/a
Basel I
Total capital ratio	n/a	9.5%		9.4%
Tier 1 capital ratio	n/a	6.5%		6.5%
Adjusted common equity to risk weighted assets	n/a	4.5%		4.3%
Risk weighted assets ($m)	n/a	228,077		211,984
Asset quality
Net impaired assets to equity and collectively assessed provisions		1.4%		1.6%
Total impaired assets to gross loans		0.2%		0.2%
Total impaired assets to equity and total provisions		2.8%		3.1%
Total impairment provisions to total impaired assets		49.2%		49.2%
Total stressed exposures as a % of total committed exposures		0.9%		0.8%
Impairment charges to average loans annualised		19	bps	19	bps
Annualised write-offs to average loans		16	bps	12	bps
Total provisions to gross loans		62	bps	63	bps
Collectively assessed provisions to non-housing loans		112	bps	114	bps
Basel II (1)
Collectively assessed provisions to risk weighted assets				n/a
Total provisions to risk weighted assets				n/a
Basel I
Collectively assessed provisions to risk weighted assets	n/a	67	bps	68	bps
Total provisions to risk weighted assets	n/a	74	bps	76	bps

(1) September 2007 Basel II numbers are on a pro-forma basis.

REVIEW OF GROUP OPERATIONS	Appendix 2 – Interim 2008 Template Release

3.1          CASH EARNINGS SUMMARY

Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		3,224	3,089
Non-interest income		2,002	1,771
Net operating income		5,226	4,860
Operating expenses		(2,314)	(2,229)
Core earnings		2,912	2,631
Impairment charges		(250)	(232)
Operating profit before tax		2,662	2,399
Income tax expense		(800)	(687)
Net profit		1,862	1,712
Net profit attributable to minority interests		(33)	(34)
Cash earnings		1,829	1,678
Effective tax rate		30.1%	28.6%

Impact of Exchange Rate Movements

	Half Year March 08 vs			Half Year March 08 vs
	Half Year March 07			Half Year Sept 07
	Cash			Cash
	earnings	FX impact	% growth	earnings	FX impact	% growth
	% growth	$m	ex-FX	% growth	$m	ex-FX
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net Profit
Net profit attributable to minority interests
Cash earnings

3.2          REVIEW OF EARNINGS

3.2.1       Net Interest Income

Loans

	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Business Unit
Consumer Financial Services		134,421	126,673
Housing		125,128	117,488
Personal (loans and cards)		9,293	9,185
Business Financial Services		53,067	47,944
Westpac Institutional Bank		46,848	41,068
New Zealand (NZ$)		42,714	40,129
BT Financial Group		489	430
Pacific Banking		1,168	1,195

Group
Net loans		272,545	253,238

Deposits

	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Business Unit
Consumer Financial Services		56,892	53,874
Business Financial Services		46,533	42,856
Business		28,184	25,479
Working Capital		18,349	17,377
Westpac Institutional Bank		8,615	8,202
New Zealand (NZ$)		25,019	23,104
BT Financial Group		1,327	1,342
Pacific Banking		1,592	1,497

Other		62,847	49,507

Group
Total Deposits		199,222	177,715

Margins

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income (cash earnings basis)		3,224	3,089
Tax equivalent gross-up		47	54
Adjusted net interest income		3,271	3,143
Average interest earning assets		305,173	279,591
Interest margin (%)		2.14%	2.25%

3.2.2       Non-Interest Income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Fees & commissions		927	905
Wealth management and insurance income		620	579
Trading income		400	260
Other income		55	27
Non-interest income (cash earnings basis)		2,002	1,771

Group FUM FUA

	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$bn	2008	2007	2007	Mar 08	Mar 08
Funds under management (FUM)
BT Financial Group		38.7	40.4
Westpac Institutional Bank		9.4	8.6
New Zealand		1.6	1.7
Group FUM		49.7	50.7

Funds under administration (FUA) - BT Financial Group		46.2	39.3

Total FUM/FUA		95.9	90.0

Markets

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		(18)	8
Non-interest income		349	245
Trading income		348	233
Other non-interest income		1	12
Total Markets income		331	253

3.2.3       Operating Expenses

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Salaries & other staff expenses		(1,334)	(1,223)
Equipment & occupancy expenses		(319)	(309)
Other expenses		(661)	(697)
Total expenses (cash earnings basis)		(2,314)	(2,229)

Full Time Equivalent Employees (FTE)

	As at	As at	As at	Mov’t	Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
Analysis of movement in FTE	2008	2007	2007	Mar 08	Mar 08
Permanent employees		25,903	25,636
Temporary employees		2,115	1,676
Total FTE employees		28,018	27,312

3.2.4       Impairment Charges

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
New individually assessed provisions (IAP)		(88)	(42)
Write-backs		48	22
Recoveries		14	8
Total IAP, write-backs and recoveries		(26)	(12)
Write-offs		(171)	(131)
Other changes in collectively assessed provisions		(53)	(89)
Total new collectively assessed provisions		(224)	(220)
Total impairment charges		(250)	(232)

3.3.1       Credit Quality Key Metrics

Stressed Exposures - Exposure by Credit Grade
as a % of Total Committed Exposures	1H08	2H07	1H07	2H06
Impaired		0.13%	0.15%	0.14%
90 days past due, well secured		0.13%	0.15%	0.14%
Watchlist and substandard		0.62%	0.53%	0.53%
Total Stressed Exposures		0.88%	0.83%	0.81%

Australian Business Banking Portfolio	1H08	2H07	1H07	2H06
90 days past due (3 month moving average)		0.62%	0.61%	0.61%

Other consumer loans	1H08	2H07	1H07	2H06
90 days past due		1.02%	1.02%	0.85%

Mortgage Loans	1H08	2H07	1H07	2H06
90 days past due		0.31%	0.29%	0.25%

Other	1H08	2H07		1H07		2H06
Total impaired assets to gross loans		0.20%		0.22%		0.22%
Total impairment provisions to total impaired assets		49.2%		49.2%		49.3%
Impairment charges to average loans annualised		19	bps	19	bps	17	bps
Annualised write-offs to average loans		16	bps	12	bps	15	bps
Total provisions to gross loans		62	bps	63	bps	63	bps
Collectively assessed provisions to non-housing loans		112	bps	114	bps	113	bps
Basel II (1)
Collectively assessed provisions to risk weighted assets				n/a		n/a
Total provisions to risk weighted assets				n/a		n/a
Basel I
Collectively assessed provisions to risk weighted assets	n/a	67	bps	68	bps	68	bps
Total provisions to risk weighted assets	n/a	74	bps	76	bps	76	bps

(1)  September 2007 Basel II numbers are on a pro-forma basis.

3.4          SUMMARY BALANCE SHEET

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Assets
Cash		2,243	3,548
Due from other financial institutions		28,379	11,903
Trading assets, financial assets and available-for-sale securities		24,505	21,802
Derivative financial instruments		24,308	14,355
Loans		272,545	253,238
Life insurance assets		15,456	15,390
Other assets		7,385	7,964
Total assets		374,821	328,200
Liabilities
Due to other financial institutions		9,133	14,710
Deposits		199,222	177,715
Trading liabilities and other financial liabilities		8,223	3,784
Derivative financial instruments		25,192	14,880
Debt issues		87,126	73,122
Life insurance liabilities		14,392	14,290
Loan capital		7,704	7,089
Other liabilities		5,998	5,786
Total liabilities		356,990	311,376
Equity
Equity attributable to equity holders of WBC		15,919	14,913
Minority interests		1,912	1,911
Total equity		17,831	16,824

BUSINESS UNIT PERFORMANCE	Appendix 2 – Interim 2008 Template Release

4.0          BUSINESS UNIT RESULTS

				% Mov’t	% Mov’t
Cash earnings	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Consumer Financial Services		437	402
Business Financial Services		501	478
Westpac Institutional Bank		312	276
New Zealand		212	191
BT Financial Group (Australia)		227	215
Pacific Banking		46	34
Group Business Unit		94	82
Total Group cash earnings		1,829	1,678
Less Wealth Management
Australia		216	201
New Zealand		17	14
Total Wealth Management		233	215
Total banking cash earnings		1,596	1,463

				% Mov’t	% Mov’t
Expense to income ratio	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
%	March 08	Sept 07	March 07	Mar 08	Mar 08
Consumer Financial Services		55.3%	56.4%
Business Financial Services		35.4%	36.2%
Westpac Institutional Bank		42.8%	43.0%
New Zealand		46.5%	48.5%
BT Financial Group (Australia)		50.2%	49.4%
Pacific Banking		31.4%	32.6%
Total group ratio (reported)		44.0%	45.4%
Group ratio (cash earnings basis)		44.3%	45.9%

Wealth Management
Funds Management		58.3%	60.4%
Insurance		26.9%	26.5%
Total Wealth Management ratio		50.2%	49.8%

Total banking ratio (reported)		43.1%	44.8%
Banking ratio (cash earnings basis)		43.5%	45.3%

4.1          CONSUMER FINANCIAL SERVICES

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		1,365	1,298
Non-interest income		252	285
Net operating income		1,617	1,583
Operating expenses		(894)	(893)
Core earnings		723	690
Impairment charges		(97)	(123)
Operating profit before tax		626	567
Tax and minority interests		(189)	(165)
Net profit after tax/cash earnings		437	402

Economic profit		429	384
Expense to income ratio (%)		55.3%	56.4%

		$bn	$bn
Deposits		56.9	53.9
Net loans		134.4	126.7
Total assets		135.6	128.3

4.1.1       CFS KEY METRICS

Lending and Deposit Growth (%)	1H08	2H07	1H07	2H06
Consumer lending growth		12	11	12
Consumer deposit growth		11	9	10

Market Share (%)	1H08	2H07	1H07	2H06
Housing credit		13	13	13
Cards		19	19	18
Household deposits		14	14	14

System Multiples	1H08	2H07	1H07	2H06
Housing credit		1.1	1.0	0.8
Cards		0.4	1.4	1.2
Household deposits		0.9	0.9	1.0

Third Party Origination (%)	1H08	2H07	1H07	2H06
Consumer lending (mortgages)		37	39	38

Product Spreads (%)	1H08	2H07	1H07	2H06
Mortgages		0.95	0.98	1.03
Cards adjusted		5.71	5.29	6.00
Consumer deposits		1.74	1.72	1.71

Credit Quality (%)	1H08	2H07	1H07	2H06
Mortgage delinquencies > 90 days		0.32	0.30	0.27
Other personal lending delinquencies > 90 days		1.00	1.06	0.89

Customer Satisfaction	1H08	2H07	1H07	2H06
Westpac consumer		74	70	70
Peer group		74	72	72

4.2          BUSINESS FINANCIAL SERVICES

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		937	859
Non-interest income		274	276
Net operating income		1,211	1,135
Operating expenses		(429)	(411)
Core earnings		782	724
Impairment charges		(64)	(42)
Operating profit before tax		718	682
Tax and minority interests		(217)	(204)
Net profit after tax/cash earnings		501	478

Economic profit		457	439
Expense to income ratio (%)		35.4%	36.2%

		$bn	$bn
Deposits		46.5	42.9
Net loans		53.1	47.9
Total assets		54.2	49.0

4.2.1       BFS KEY METRICS

Lending and Deposit Growth (%)	1H08	2H07	1H07	2H06
Business loans		21	11	17
Business deposits		17	16	18

Market Share (%)	1H08	2H07	1H07	2H06
WBC business credit		13	13	13
Business deposits		15	16	16

System Multiples	1H08	2H07	1H07	2H06
WBC business credit		1.4	0.9	1.7
Business deposits		0.6	0.7	1.0

Product Spreads (%)	1H08	2H07	1H07	2H06
Business S&I deposits		2.42	2.45	2.36
Business lending		1.76	1.81	1.86

Credit Quality (%)	1H08	2H07	1H07	2H06
Business impaired assets to total committed exposure		0.19	0.19	0.16
Business delinquencies > 90 days (3 month moving avg)		0.62	0.61	0.61

Customer Satisfaction	1H08	2H07	1H07	2H06
Westpac business		72	69	66
Peer group		73	72	69

4.3          WESTPAC INSTITUTIONAL BANK

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		279	273
Non-interest income		553	425
Net operating income		832	698
Operating expenses		(356)	(300)
Core earnings		476	398
Impairment charges		(32)	(11)
Operating profit before tax		444	387
Tax and minority interests		(132)	(111)
Net profit after tax/cash earnings		312	276

Economic profit		173	153
Expense to income ratio (%)		42.8%	43.0%

		$bn	$bn
Deposits		8.6	8.2
Net loans		46.8	41.1
Total assets		79.4	65.0
Funds under management		9.4	8.6

4.3.2       INSTITUTIONAL BANK (IB) (EXCLUDING EQUITIES)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		237	241
Non-interest income		510	388
Net operating income		747	629
Operating expenses		(313)	(265)
Core earnings		434	364
Impairment charges		(32)	(11)
Operating profit before tax		402	353
Tax and minority interests		(116)	(105)
Net profit after tax/cash earnings		286	248

Economic profit		143	128
Expense to income ratio (%)		41.9%	42.1%

		$bn	$bn
Deposits		8.6	8.2
Net loans		41.9	36.9
Total assets		73.0	59.8
Funds under management		6.8	6.3

4.3.2       EQUITIES

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		42	32
Non-interest income		43	37
Net operating income		85	69
Operating expenses		(43)	(35)
Core earnings		42	34
Impairment charges		—	—
Operating profit before tax		42	34
Tax and minority interests		(16)	(6)
Net profit after tax/cash earnings		26	28

Economic profit		30	25
Expense to income ratio (%)		50.6%	50.7%

		$bn	$bn
Net loans		4.9	4.2
Total assets		6.4	5.2
Funds under management		2.6	2.3

4.3.3       WIB KEY METRICS

Revenue Contribution by Business Segments
$m	1H08	2H07	1H07
Debt Markets		272	257
Specialised Capital Group		29	27
Foreign Exchange and Energy		230	139
Equities		82	65
Global Transactional Banking		101	97
Other		118	113
Total		832	698

4.4          BT FINANCIAL GROUP (AUSTRALIA)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		(11)	1
Non-interest income		645	600
Net operating income		634	601
Operating expenses		(318)	(297)
Core earnings		316	304
Impairment charges		(2)	(1)
Operating profit before tax		314	303
Tax and minority interests		(87)	(88)
Net profit after tax/cash earnings		227	215

Economic profit		187	173
Expense to income ratio (%)		50.2%	49.4%

		$bn	$bn
Total assets		17.0	16.6
Funds under management		38.7	40.4
Funds under administration		46.2	39.3

Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Funds management business		142	131
Insurance		70	69
Total funds management and insurance		212	200
Other		15	15
Total cash earnings		227	215

4.4.1       Funds Management Business

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		8	8
Non-interest income		532	483
Gross operating income		540	491
Commission expense		(48)	(45)
Net operating income		492	446
Operating expenses		(280)	(259)
Core earnings		212	187
Impairment charges		(2)	(1)
Operating profit before tax		210	186
Tax and minority interests		(68)	(55)
Net profit after tax/cash earnings		142	131
Expense to income ratio		56.9%	58.1%

Cash Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Other funds management business		142	131
BTIM		—	—
Total cash earnings		142	131

Movement of FUM/FUA

								% Mov’t	% Mov’t
	Sept			Net	Other	March	March	Sept 07-	Mar 07-
$bn	2007	Sales	Redns	Flows	Mov’t	2008	2007	Mar 08	Mar 08
Retail	21.8						22.0
Institutional	10.2						12.7
Wholesale	6.7						5.7
Total FUM	38.7						40.4
Wrap	38.3						31.8
Corporate Super	6.1						5.7
Other	1.8						1.8
Total FUA	46.2						39.3
Total FUM/FUA	84.9						79.7

4.4.2       Insurance Business

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		2	8
Non-interest income		177	162
Gross operating income		179	170
Commission expense		(40)	(35)
Net operating income		139	135
Operating expenses		(39)	(37)
Operating profit before tax		100	98
Tax and minority interests		(30)	(29)
Net profit after tax/cash earnings		70	69
Expense to income ratio		28.1%	27.4%

Cash earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Life Insurance		33	33
General Insurance		37	36
Total		70	69

Premiums for risk businesses

	In-force					In-force	In-force	% Mov’t	% Mov’t
	Sept			Net	Other	March	March	Sept 07-	Mar 07-
$m	2007	Sales	Lapses	Inflows	mov’t	2008	2007	Mar 08	Mar 08
Life Insurance in-force premiums ($m)	288						266

Ratios for Insurance Business

				Mov’t	Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
(%)	March 08	Sept 07	March 07	Mar 08	Mar 08
Life Insurance (loss ratio)		35	30
General Insurance (combined ratio)		61	58

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
General Insurance Premium Income		142	135

4.4.3       Wealth Management Income Reconciliation

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
BTFG non-interest income		645	600
Net commission, premium, fee & banking income		(88)	(79)
BT wealth management and insurance income		557	521
NZ wealth management & insurance		36	33
WIB wealth management		23	17
Other		4	8
Total wealth management & insurance income (cash earnings basis, section 3)		620	579
Cash earnings adjustments
Policyholder tax recoveries		26	66
Treasury shares adjustment		(16)	(16)
Total wealth management & insurance income (reported basis, section 5)		630	629

4.5          NEW ZEALAND

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
NZ$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		530	494
Non-interest income		203	209
Net operating income		733	703
Operating expenses		(341)	(341)
Core earnings		392	362
Impairment charges		(39)	(42)
Operating profit before tax		353	320
Tax and minority interests		(113)	(103)
Net profit after tax/cash earnings		240	217

Economic profit		122	105
Expense to income ratio (%)		46.5%	48.5%

		$bn	$bn
Deposits		25.0	23.1
Net loans		42.7	40.1
Total assets		43.9	41.4
Funds under management		1.9	1.9

4.5.1       New Zealand Key Metrics

Lending Growth (%)	1H08	2H07	1H07	2H06
Mortgages		13	23	15
Unsecured personal lending		7	16	11
Consumer lending		13	23	14
Business lending		13	11	11
Total lending		13	19	12

Deposit Growth (%)	1H08	2H07	1H07	2H06
Consumer deposits		12	10	9
Business deposits		28	17	10
Total deposits		17	12	10

Market Share Metrics	1H08	2H07	1H07	2H06
Consumer lending:
Market share		19%	19%	18%
System multiple		1.1	1.5	1.2
Deposits:
Market share		21%	20%	21%
System multiple		1.5	1.0	0.8

Product Spreads (%)	1H08	2H07	1H07	2H06
Consumer lending spread		1.11	1.18	1.33
Business lending spread		1.50	1.53	1.62
Total lending spreads		1.28	1.34	1.47
Deposits spreads		1.85	1.80	1.81

Credit Quality (%)	1H08	2H07	1H07	2H06
% of Portfolio > 90 Days
Housing delinquency		0.20	0.20	0.13
Unsecured consumer delinquency		0.84	0.75	0.62

Impaired Assets
Impaired Assets/Total TCE		0.25	0.16	0.16

Customer Satisfaction	1H08	2H07	1H07	2H06
Consumer satisfaction		59%	57%	58%
Consumer satisfaction - position in market		5	5	5
Business satisfaction		56%	57%	61%
Business satisfaction - position in market		5	4	4

4.6          PACIFIC BANKING

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		51	48
Non-interest income		51	44
Net operating income		102	92
Operating expenses		(32)	(30)
Core earnings		70	62
Impairment charges		2	(13)
Operating profit before tax		72	49
Tax and minority interests		(26)	(15)
Net profit after tax/cash earnings		46	34

Economic profit		40	29
Expense to income ratio (%)		31.4%	32.6%

		$bn	$bn
Deposits		1.6	1.5
Total assets		1.8	1.7

4.7          GROUP BUSINESS UNIT

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		135	175
Non-interest income		47	(43)
Net operating income		182	132
Operating expenses		16	2
Core earnings		198	134
Impairment charges		(23)	(5)
Operating profit before tax		175	129
Tax and minority interests		(81)	(47)
Cash Earnings		94	82

Treasury

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		96	123
Non-interest income		7	—
Cash Earnings		61	74

Structured Finance

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Cash Earnings		41	35

		$bn	$bn
Deposits		0.1	0.2
Net loans		0.7	0.7
Total assets		2.3	6.1

2008 FINANCIAL INFORMATION	Appendix 2 – Interim 2008 Template Release

5.1          CONSOLIDATED INCOME STATEMENT

					% Mov’t	% Mov’t
		Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	Note	March 08	Sept 07	March 07	Mar 08	Mar 08
Interest income	4		11,646	10,429
Interest expense	4		(8,422)	(7,340)
Net interest income			3,224	3,089
Non-interest income	5		2,040	1,820
Net operating income			5,264	4,909
Operating expenses	6		(2,314)	(2,229)
Impairment charges	12		(250)	(232)
Profit before income tax			2,700	2,448
Income tax expense	8		(857)	(773)
Net profit for the period			1,843	1,675
Net profit attributable to minority interests			(33)	(34)
Net profit attributable to equity holders of WBC			1,810	1,641

5.2          CONSOLIDATED BALANCE SHEET

					% Mov’t	% Mov’t
As at		31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	Note	2008	2007	2007	Mar 08	Mar 08
Assets
Cash and balances with central banks			2,243	3,548
Due from other financial institutions			28,379	11,903
Derivative financial instruments	20		24,308	14,355
Trading Securities			20,815	17,476
Other financial assets designated at fair value			1,179	3,317
Available-for-sale securities			2,511	1,009
Loans	11		272,545	253,238
Life insurance assets			15,456	15,390
Regulatory deposits with central banks overseas			753	332
Goodwill and other intangible assets			2,989	2,965
Property, plant and equipment			489	474
Net deferred tax assets			516	723
Other assets			2,638	3,470
Total assets			374,821	328,200

Liabilities
Due to other financial institutions			9,133	14,710
Deposits at fair value	18		48,603	36,066
Deposits at amortised cost	18		150,619	141,649
Derivative financial instruments	20		25,192	14,880
Other trading liabilities and other financial liabilities at fair value			8,223	3,784
Debt issues			87,126	73,122
Current tax liabilities			233	304
Life insurance liabilities			14,392	14,290
Provisions			980	766
Other liabilities			4,785	4,716
Total liabilities excluding loan capital			349,286	304,287

Loan capital
Subordinated bonds, notes and debentures			6,042	5,323
Subordinated perpetual notes			429	483
Trust preferred securities 2004 (TPS 2004)			567	618
Fixed interest resettable trust securities (FIRsTS)			666	665
Total loan capital			7,704	7,089
Total liabilities			356,990	311,376

Net assets			17,831	16,824

Shareholders’ equity
Share capital:
Ordinary share capital			6,125	5,758
Treasury and RSP shares			(114)	(103)
Reserves			192	188
Retained profits			9,716	9,070
Total equity attributable to equity holders of WBC			15,919	14,913

Minority Interests
Trust preferred securities 2003 (TPS 2003)			1,137	1,137
Trust preferred securities 2006 (TPS 2006)			755	751
Other			20	23
Total minority interests			1,912	1,911
Total shareholders equity and minority interests			17,831	16,824

5.4          CONSOLIDATED STATEMENT OF RECOGNISED INCOME AND EXPENSE

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Gains/(losses) on available-for-sale securities:
Recognised in equity		(3)	(3)
Transferred to the income statement		(1)	(19)
Gains/(losses) on cash flow hedging instruments:
Recognised in equity		52	72
Transferred to the income statement		8	4
Exchange differences on translation of foreign operations		(74)	(105)
Income tax on items taken directly to or transferred directly from equity:
Available-for-sale securities reserve		2	7
Cash flow hedging reserve		(14)	(23)
Foreign currency translation reserve		17	31
Net income recognised directly in equity		(13)	(36)
Profit for the period		1,843	1,675
Total net income recognised for the period		1,830	1,639
Attributable to:
Members of the parent		1,797	1,605
Minority interests		33	34
Total net income recognised for the period		1,830	1,639

Note 2.   Interest spread and margin analysis

	Half Year	Half Year	Half Year
	March 08	Sept 07	March 07
Group
External interest earning assets ($m)		305,173	279,591
Net interest income ($m)		3,271	3,143
Interest spread (%)		1.80	1.90
Benefit of net non-interest bearing liabilities and equity (%)		0.34	0.35
Interest margin (%)		2.14	2.25

Analysis by business unit

External interest earning assets ($m)
Consumer Financial Services		132,036	124,586
Business Financial Services		50,451	46,713
Westpac Institutional Bank		57,455	49,526
New Zealand (AUD)		36,575	33,667
BT Financial Group		711	437
Pacific Banking		1,901	1,193
Group Business Unit		26,044	23,469
Group total		305,173	279,591
New Zealand (NZD)		41,393	38,261

Net interest income ($m) (excluding capital benefit)
Consumer Financial Services		1,284	1,218
Business Financial Services		823	760
Westpac Institutional Bank		160	167
New Zealand (AUD)		397	369
BT Financial Group		(75)	(61)
Pacific Banking		48	45
Group Business Unit		634	645
Group total		3,271	3,143
Tax equivalent gross up		(47)	(54)
Reported net interest income		3,224	3,089
New Zealand (NZD)		449	420

Interest margin (%)
Consumer Financial Services		1.94%	1.96%
Business Financial Services		3.25%	3.26%
Westpac Institutional Bank		0.56%	0.68%
New Zealand		2.16%	2.20%
BT Financial Group		(21.04)%	(27.99)%
Pacific Banking		5.04%	7.56%
Group Business Unit		4.86%	5.51%
New Zealand (NZD)		2.16%	2.20%

Note 3.           Average balance sheet and interest rates

	Half Year			Half Year			Half Year
	31 March 2008			30 September 2007			31 March 2007
			Average			Average			Average
	Average	Interest	Rate	Average	Interest	Rate	Average	Interest	Rate
	Balance	Income	%	Balance	Income	%	Balance	Income	%
	$m	$m		$m	$m		$m	$m
Assets
Interest earning assets
Due from other financial institutions				17,897	562	6.3%	14,383	407	5.7%
Trading securities				18,505	568	6.1%	15,062	449	6.0%
Available-for-sale securities				1,310	74	11.3%	875	27	6.2%
Other financial assets designated at fair value				2,255	63	5.6%	2,674	86	6.4%
Regulatory deposits				247	7	5.7%	399	10	5.3%
Loans and other receivables				264,959	10,386	7.8%	246,198	9,484	7.7%
Total interest earning assets and interest income				305,173	11,660	7.6%	279,591	10,463	7.5%
Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				1,301			1,074
Life insurance assets				15,631			14,921
All other assets				23,777			18,886
Total non-interest earning assets				40,709			34,881
Total assets				345,882			314,472

	Half Year			Half Year			Half Year
	31 March 2008			30 September 2007			31 March 2007
			Average			Average			Average
	Average	Interest	Rate	Average	Interest	Rate	Average	Interest	Rate
	Balance	Expense	%	Balance	Expense	%	Balance	Expense	%
	$m	$m		$m	$m		$m	$m
Liabilities
Interest bearing liabilities
Deposits				182,035	5,035	5.5%	168,247	4,511	5.4%
Due to other financial institutions				9,718	243	5.0%	11,208	297	5.3%
Loan capital				7,603	219	5.7%	6,608	190	5.8%
Other interest bearing liabilities				88,309	2,892	6.5%	76,112	2,322	6.1%
Total interest bearing liabilities and interest expense				287,665	8,389	5.8%	262,175	7,320	5.6%
Non-interest bearing liabilities
Deposits and due to other financial institutions				6,825			7,022
Life insurance policy liabilities				14,362			13,780
All other liabilities				19,975			15,315
Total non-int erest bearing liabilities				41,162			36,117
Total liabilities				328,827			298,292
Shareholders’ equity				15,142			14,271
Minority interests				1,913			1,909
Total equity				17,055			16,180
Total liabilities and equity				345,882			314,472

	Half Year			Half Year			Half Year
	31 March 2008			30 September 2007			31 March 2007
			Average			Average			Average
	Average		Rate	Average		Rate	Average		Rate
	Balance	Interest	%	Balance	Interest	%	Balance	Interest	%
	$m	$m		$m	$m		$m	$m
Loans and other receivables:
Australia				217,546	8,330	7.6%	202,766	7,656	7.6%
New Zealand				42,695	1,933	9.0%	39,951	1,741	8.7%
Other overseas				4,718	123	5.2%	3,481	87	5.0%

Deposits:
Australia				138,757	3,729	5.4%	129,199	3,368	5.2%
New Zealand				27,436	952	6.9%	25,749	831	6.5%
Other overseas				15,842	354	4.5%	13,299	312	4.7%

Note 4.           Net interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Interest income
Loans		10,194	9,289
Due from other financial institutions		562	407
Available-for-sale securities		74	27
Regulatory deposits with central banks overseas		7	10
Trading securities		561	442
Net gain/(loss) on ineffective hedges		7	7
Other financial assets designated at fair value		51	68
Other		190	179
Total interest income		11,646	10,429

Interest expense
Current and term deposits		(3,711)	(3,335)
Due to other financial institutions		(276)	(317)
Debt issues		(1,789)	(1,651)
Loan capital		(219)	(190)
Trading liabilities		(639)	(325)
Deposits at fair value		(1,324)	(1,176)
Other		(464)	(346)
Total interest expense		(8,422)	(7,340)
Net interest income		3,224	3,089

Note 5.           Non-interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Fees and commissions
Banking and credit related fees		259	260
Transaction fees and commissions received		569	580
Service and management fees		28	17
Other non-risk fee income		71	48
		927	905
Wealth management and insurance income
Life insurance and funds management net
operating income		575	571
General insurance commissions and premiums
(net of claims paid)		55	58
		630	629
Trading income
Foreign exchange		250	159
Other trading securities		150	101
		400	260
Other income
Dividends received		7	7
Rental income		1	1
Net gain/(loss) on ineffective hedges		(4)	2
Hedging of overseas operations		(8)	(8)
Derivatives held for risk management purposes		10	(21)
Gain on disposal of assets		—	22
Net gain/(loss) on financial assets at fair value		(2)	5
Other		79	18
		83	26
Non-interest income		2,040	1,820

Note 6.           Expense analysis

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Salaries and other staff expenses
Salaries and wages		1,058	972
Other staff expenses		264	244
Restructuring costs		12	7
Total salaries and other staff expenses		1,334	1,223

Equipment and occupancy expenses
Operating lease rentals		128	134
Depreciation, amortisation and impairment:
Premises		1	1
Leasehold improvements		18	14
Furniture and equipment		21	17
Technology		30	29
Software		95	92
Equipment repairs and maintenance		20	18
Electricity, water and rates		5	4
Land tax		1	(1)
Other		—	1
Total equipment and occupancy expenses		319	309

Other expenses
Amortisation of deferred expenditure		1	2
Impairment of goodwill		—	—
Non-lending losses		22	26
Purchased services:
Technology and information services		70	74
Legal		7	18
Other professional services		132	139
Stationery		27	27
Postage and freight		47	49
Outsourcing costs		228	239
Insurance		4	6
Advertising		45	45
Transaction taxes		(1)	3
Training		12	7
Travel		33	27
Other expenses		34	35
Total other expenses		661	697
Total		2,314	2,229

Note 7.           Deferred expenses and capitalised software

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Capitalised software		527	485
Deferred acquisition costs		136	126
Other		36	32

Note 8.           Income tax

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
reconciled to the profit per the income statement as follows:
Profit before income tax expense		2,700	2,448
Prima facie income tax based on the Australian company tax rate of 30% (2007: 30%)		810	734
The effect of amounts which are not deductible (assessable) in calculating taxable income
Change in tax rate		5	—
Rebateable and exempt dividends		(4)	(39)
Tax losses and temporary differences not previously recognised now brought to account		2	1
Life insurance:
Tax adjustment on policyholders’ earnings		18	46
Adjustment for life business tax rates		(5)	—
Other non-assessable items		(20)	(10)
Other non-deductible items		38	56
Adjustment for overseas tax rates		7	14
Income tax (over)/under provided in prior years		1	(12)
Other items		5	(17)
Total income tax expense in the income statement		857	773
Average effective income tax rate (%)		31.7	31.6
Tax equivalent gross up		47	54
Effective tax rate (%) (excluding life company)		31.0	28.9
Effective tax rate (%) (including gross up)		32.9	33.0
Effective tax rate (%) (including gross up and excluding life company accounting)		32.1	30.4

Note 9.           Dividends

	Half Year	Half Year	Half Year
	March 08	Sept 07	March 07
Ordinary dividend (cents per share)
Interim (fully franked) - proposed dividend		—	63
Final (fully franked)		68	—
		68	63
Total dividends paid
Ordinary dividends paid ($m)		1,164	1,101
		1,164	1,101

Ordinary dividend payout ratio		69.6%	70.7%
Ordinary dividend payout ratio - cash earnings		69.0%	69.3%

Note 10.         Earnings per ordinary share

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
	March 08	Sept 07	March 07	Mar 08	Mar 08
Earnings per ordinary share (cents):
Basic		97.8	89.1
Fully diluted		96.5	88.7
Cash earnings per ordinary share (cents)		98.5	90.9
Weighted average number of fully paid ordinary
shares (millions) - Basic		1,851	1,841
Weighted average number of fully paid ordinary
shares (millions) - Fully diluted		1,936	1,894
Weighted average number of fully paid ordinary
shares (millions) - Basic (Cash earnings)		1,858	1,846

	Half Year	Half Year	Half Year
	March 08	Sept 07	March 07
Opening balance		1,851	1,840
Number of shares issued under the Dividend
Reinvestment Plan (DRP)		14	10
Number of shares issued under the Employee Share Plan (ESP)		—	1
Closing balance		1,865	1,851

	Half Year		Half Year		Half Year
	31 March		30 Sept		31 March
	2008		2007		2007
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit			1,843	1,843	1,675	1,675
Net profit attributable to minority interests			(33)	(33)	(34)	(34)
Distribution on RSP treasury shares			(1)	—	—	—
FIRsTS distributions			—	22	—	22
2004 TPS distributions			—	14	—	17
2007 convertible notes			—	22	—	—
Earnings			1,809	1,868	1,641	1,680
Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares			1,858	1,858	1,846	1,846
Effect of own shares held			(7)	(7)	(5)	(5)
Potential dilutive adjustment:
Exercise of options			—	7	—	2
Conversion of 2004 TPS			—	22	—	25
Conversion of FIRsTS			—	24	—	26
2007 convertible notes			—	32	—	—
Total weighted average number of ordinary shares			1,851	1,936	1,841	1,894
Earnings per ordinary share (cents)			97.8	96.5	89.1	88.7

Note 11.         Loans

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Loans are classified based on the location of the lending office
Australia
Overdrafts		3,045	2,989
Credit card outstandings		7,310	7,284
Overnight and at call money market loans		280	436
Acceptance finance		21,847	19,886
Term loans:
Housing		110,564	102,632
Housing - Line of credit		14,280	14,558
Total housing		124,844	117,190
Non-housing		56,484	49,837
Finance leases		4,345	4,177
Margin Lending		4,939	4,166
Other		3,105	3,000
Total Australia		226,199	208,965

New Zealand
Overdrafts		1,200	1,099
Credit card outstandings		885	911
Overnight and at call money market loans		1,787	1,765
Term loans:
Housing		24,820	24,083
Non-housing		13,738	12,796
Other		897	937
Total New Zealand		43,327	41,591

Other Overseas
Overdrafts		209	183
Term loans:
Housing		702	667
Non-housing		3,432	3,097
Finance leases		16	17
Other		29	33
Total Overseas		4,388	3,997

Total loans		273,914	254,553
Provision for impairment of loans		(1,369)	(1,315)
Total net loans		272,545	253,238

Note 12.         Provisions for impairment charges

	Half Year	Half Year	Half Year
$m	March 08	Sept 07	March 07
Collectively assessed provisions
Balance at beginning of the period		1,325	1,194
New provisions raised		224	220
Utilised		—	—
Write-offs		(171)	(131)
Discount unwind		58	57
Exchange rate and other adjustments		(26)	(15)
Closing balance		1,410	1,325

Individually assessed provisions
Restated balance at beginning of period		162	164
New individually assessed provisions		88	42
Write-backs		(48)	(22)
Write-offs		(50)	(19)
Discount unwind		2	(2)
Exchange rate and other adjustments		(6)	(1)
Closing balance		148	162
Total provisions for impairment charges on loans and credit commitments		1,558	1,487
Less provisions for credit commitments		(189)	(172)
Total provisions for impairment charges on loans		1,369	1,315

As at	Half Year	Half Year	Half Year
$m	March 08	Sept 07	March 07
Reconciliation of impairment charges
New individually assessed provisions		88	42
Write-backs		(48)	(22)
Recoveries		(14)	(8)
New collectively assessed provisions		224	220
Impairment charges		250	232

Note 13.         Non-performing loans

As at	31 March	30 Sept	31 March
$m	2008	2007	2007
Australia
Non-accrual assets:
Gross		251	311
Impairment provisions		(95)	(122)
Net		156	189
Restructured loans:
Gross		1	17
Impairment provisions		—	(9)
Net		1	8
Overdrafts and revolving credit greater than 90 days:
Gross		98	99
Impairment provisions		(98)	(96)
Net		—	3
Net Australian non-performing loans		157	200

New Zealand
Non-accrual assets:
Gross		99	59
Impairment provisions		(25)	(17)
Net		74	42
Restructured loans:
Gross		2	—
Impairment provisions		—	—
Net		2	—
Overdrafts and revolving credit greater than 90 days:
Gross		13	13
Impairment provisions		(7)	(7)
Net		6	6
Net New Zealand non-performing loans		82	48

Other Overseas
Non-accrual assets:
Gross		73	70
Impairment provisions		(39)	(28)
Net		34	42
Restructured loans:
Gross		1	1
Impairment provisions		—	—
Net		1	1
Overdrafts and revolving credit greater than 90 days:
Gross		2	2
Impairment provisions		(2)	(2)
Net		—	—
Net other Overseas non-performing loans		35	43

Total net non-performing loans		274	291

Note 14.         Movement in gross impaired assets

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Balance as at beginning of period		572	521
New and increased		193	176
Write-offs		(221)	(150)
Returned to performing or repaid		(155)	(115)
Portfolio managed - new/increased/returned/repaid		142	137
Exchange rate and other adjustments		9	3
Balance as at period end		540	572

Note 15.         Items past 90 days but well secured

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Australia:
Housing products		139	141
Other products		352	370
Total Australia		491	511
New Zealand:
Housing products		37	31
Other products		5	6
Other Overseas		29	27
Total Overseas		71	64
Total		562	575

Note 16.         Impaired assets and provisioning ratios

						% Mov’t	% Mov’t
	31 March	30 Sept		31 March		Sept 07-	Mar 07-
	2008	2007		2007		Mar 08	Mar 08
Net impaired assets to equity and collectively assessed provisions		1.4%		1.6%
Total impaired assets to gross loans		0.20%		0.22%
Total impaired assets to equity and total provisions		2.8%		3.1%
Total impairment provisions to total impaired assets		49.2%		49.2%
Total provisions to gross loans		62	bps	63	bps
Collectively assessed provisions to non-housing loans		112	bps	114	bps
Collectively assessed provisions to risk weighted assets(1) - Basel II				n/a
Collectively assessed provisions to risk weighted assets - Basel I	n/a	67	bps	68	bps

Note 17.         Delinquencies (90 days past due loans)

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 07-	Mar 07-
	2008	2007	2007	Mar 08	Mar 08
Mortgages		0.31%	0.29%
Other Personal Lending		1.02%	1.02%
Total Personal Lending		0.36%	0.34%
Australian Business Banking Portfolio		0.62%	0.61%

Note 18.         Deposits

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 07-	Mar 07-
$m	2008	2007	2007	Mar 08	Mar 08
Australia
Deposits at fair value
Certificates of deposit		37,526	29,479
Total deposits at fair value		37,526	29,479
Deposits at amortised cost
Non-interest bearing, repayable at call		3,494	3,444
Certificates of deposit		44	42
Other interest bearing:
At call		84,038	77,299
Term		25,995	24,611
Total deposits at amortised cost		113,571	105,396
Total Australia		151,097	134,875

New Zealand
Deposits at fair value
Certificates of deposit		3,045	3,137
Total deposits at fair value		3,045	3,137
Deposits at amortised cost
Non-interest bearing, repayable at call		1,952	1,921
Certificates of deposit		—	—
Other interest bearing:
At call		11,226	11,435
Term		12,533	11,717
Total deposits at amortised cost		25,711	25,073
Total New Zealand		28,756	28,210

Other Overseas
Deposits at fair value
Certificates of deposit		8,032	3,450
Total deposits at fair value		8,032	3,450
Deposits at amortised cost
Non-interest bearing, repayable at call		334	315
Certificates of deposit		972	958
Other interest bearing:
At call		760	604
Term		9,271	9,303
Total deposits at amortised cost		11,337	11,180
Total Overseas		19,369	14,630

Total deposits		199,222	177,715

Note 19b.               Capital adequacy – Basel I

	30 Sept	31 March
$m	2007	2007
Tier 1 capital
Total equity	17,831	16,824
Treasury shares	72	63
Equity reserves	(95)	(51)
Trust preferred securities (2004 TPS)	567	618
Fixed interest resettable trust securities (FIRsTS)	666	665
Dividends provided for capital adequacy purposes	(1,268)	(1,166)
Goodwill (excluding funds management entities)	(1,220)	(1,234)
Deferred tax assets	(246)	(511)
Estimated reinvestment under dividend reinvestment plan	417	269
Retained earnings, reserves and goodwill in life and general insurance, funds management and securitisation entities	(1,623)	(1,535)
Equity in captive lenders mortgage insurance entities	(147)	(131)
Capitalised expenditure	(229)	(222)
Deferred fees	72	70
Capitalised software	(526)	(484)
Pension fund surpluses and deficits:
Recorded in accounts	274	236
Actual pension fund deficits	(116)	(144)
General reserve for credit losses	(128)	(124)
Deferred tax assets related to general reserve for credit losses	38	37
Other Tier 1 deductions as advised by APRA	(70)	(70)
Transition relief	664	664
Total Tier 1 capital	14,933	13,774
Tier 2 capital
Subordinated undated capital notes	429	483
General reserve for credit losses	128	124
Deferred tax assets related to general reserve for credit losses	(38)	(37)
Collectively assessed provisions	1,410	1,325
Deferred tax assets related to collectively assessed provisions	(427)	(402)
Collectively assessed provisions treated as specific provisions for regulatory purposes	(118)	(118)
Deferred tax assets related to collectively assessed provisions treated as specific provisions for regulatory purposes	35	35
Eligible subordinated bonds, notes and debentures	6,022	5,303
Revaluation reserve - available-for-sale securities	(1)	—
Transition relief	362	362
Total Tier 2 capital	7,802	7,075
Total Tier 1 and Tier 2 capital	22,735	20,849
Deductions:
Capital in life and general insurance, funds management and securitisation entities	(948)	(935)
Credit portfolio management - subordinated tranche	(41)	—
Net qualifying capital	21,746	19,914
Risk weighted assets	228,077	211,984
Tier 1 capital ratio	6.5%	6.5%
Tier 2 capital ratio	3.4%	3.3%
Deductions	(0.4)%	(0.4)%
Total capital ratio	9.5%	9.4%

	30 Sept	31 March
$m	2007	2007
Adjusted common equity
Total Tier 1 capital	14,933	13,774
Less: Hybrid capital (net of excess of 25% of Tier 1 capital)	(3,125)	(3,171)
Less: Other deductions in relation to non-consolidated subsidiaries	(777)	(768)
Less: Credit portfolio management - subordinated tranche	(41)	—
Less: Transition relief	(664)	(664)
Adjusted common equity	10,326	9,171
Risk weighted assets	227,222	211,125
Adjusted common equity to risk weighted assets	4.5%	4.3%

	Balance			Risk Weighted Balance
	30 Sept	31 Mar	Risk	30 Sept	31 Mar
	2007	2007	Weight	2007	2007
	$m	$m	%	$m	$m
Risk adjusted assets
On-balance sheet assets
Cash, claims on the RBA, Australian
Commonwealth Government Securities under one year and other zero-weighted assets	56,914	39,624	0%	—	—
Claims on OECD banks and local governments	22,532	11,236	20%	4,506	2,247
Loans secured by residential mortgages and other 50% weighted assets	139,698	140,008	50%	69,849	70,004
All other assets	123,681	112,460	100%	123,681	112,460
Total on-balance sheet assets - credit risk	342,825	303,328		198,036	184,711

	Contact or Notional Amount		Credit Equivalent Amount		Risk Weighted Balance
	30 Sept	31 Mar	30 Sept	31 Mar	30 Sept	31 Mar
	2007	2007	2007	2007	2007	2007
	$m	$m	$m	$m	$m	$m
Gross off-balance sheet exposures - credit risk	1,710,389	1,612,076	67,700	56,522	31,976	27,128
Netting of off-balance sheet exposures	(868,809)	(856,982)	(16,147)	(11,641)	(4,687)	(3,351)
Total off-balance sheet exposures - credit risk	841,580	755,094	51,553	44,881	27,289	23,777
Total risk adjusted assets - credit risk					225,325	208,488
Risk adjusted assets - market risk					1,726	2,470
Risk adjusted assets - transition relief					1,026	1,026
Total risk adjusted assets					228,077	211,984

Note 20. Derivative financial instruments

As at 31 March 2008	Not ional	Fair Value	Fair Value
$m	Amount	(Asset)	(Liability)
Held for trading
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Futures
Forwards
Swaps
Options
Commodities
Equities and credit
Total held for trading derivatives
Fair value hedges
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Futures
Forwards
Swaps
Total fair value hedging derivatives
Cash flow hedges
Interest rate
Futures
Forwards
Swaps
Foreign exchange
Futures
Forwards
Swaps
Total cash flow hedging derivatives
Net investment hedges
Foreign exchange
Borrowings
Other
Total net investment hedges
Total derivatives
As at 30 September 2007	1,526,624	24,308	25,192
As at 31 March 2007	1,432,417	14,355	14,880

Underlying cash flows from cash flow hedges are, as a proportion of total cash flow, expected to occur in the following periods:

	Less Than	1 Month to 3 Months	1 Year t o			Over
	1 Month	3 Months to 1 Year	2 Years 2-3 Years	3-4 Years	4-5 Years	5 Years
March 2008
Cash inflows (assets)
Cash outflows (liabilities)

Daily value at risk

We use value at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits.  Value at risk is an estimate of the worst case loss in value of trading positions, to a 99% confidence level, assuming positions were held unchanged for one day.  The main types of market risk arising from our trading activities are interest rate and foreign exchange risks. Other market risks also include commodity, equity, prepayment and specific issuer risks.  The table below depicts the aggregate Financial Markets value at risk for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2008
Six months ended 30 September 2007	9.2	3.2	5.3
Six months ended 31 March 2007	7.3	3.2	4.7

	Half Year	Half Year	Half Year
Average	31 March	30 Sept	31 March
$m	2008	2007	2007
Interest rate risk		2.5	3.1
Foreign exchange risk		3.5	1.2
Volatility risk		#	1.1
Equity risk		1.8	#
Commodity risk		3.1	#
Other market risks		1.0	1.8
Diversification benefit		(6.6)	(2.5)
Net market risk		5.3	4.7

The table below depicts the aggregate value at risk for Group Treasury’s traded and non-traded risk for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2008
Six months ended 30 September 2007	14.4	4.0	7.2
Six months ended 31 March 2007	18.0	2.8	8.4

# Indicates change in format to align with risk classifications as per APRA model accreditation.

Note 23.    Consolidated statement of changes in shareholders’ equity

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Share capital
Balance as at beginning of period		5,655	5,468
Shares issued:
Under dividend reinvestment plan		380	255
Under option and share right schemes		12	25
Acquisition of Hastings Funds
Management Limited		—	—
Shares bought back and cancelled		—	—
Shares purchased for delivery upon exercise of options and share rights (net of tax)		(25)	(41)
(Acquisition)/disposal of treasury shares		(10)	(21)
(Acquisition) of RSP treasury shares		(1)	(31)
Balance as at period end		6,011	5,655
Available-for-sale securities reserve
Balance as at beginning of period		—	15
Net gains/(losses) from changes in fair value		(3)	(3)
Income tax effect		1	—
Transferred to income statements		(1)	(19)
Income tax effect		1	7
Balance as at period end		(2)	—
Share based payment reserve
Balance as at beginning of period		240	204
Current period movement		17	36
Balance as at period end		257	240
Cash flow hedging reserve
Balance as at beginning of period		51	(2)
Net gains/(losses) from changes in fair value		52	72
Income tax effect		(11)	(22)
Transferred to income statements		8	4
Income tax effect		(3)	(1)
Balance as at period end		97	51
Foreign currency translation reserve
Balance as at beginning of period		(103)	(31)
Transfer from retained profits		—	2
Foreign currency translation adjustment		(74)	(105)
Tax on foreign currency translation adjustment		17	31
Balance as at period end		(160)	(103)
Total reserves		192	188
Movements in retained profits
were as follows:
Balance as at beginning of period		9,070	8,532
Net profit for the year		1,810	1,641
Deemed dividend on shares bought back		—	—
Final dividend for prior year		—	(1,101)
Interim dividend for prior year		(1,164)	—
Transfer (to)/from reserves		—	(2)
Balance as at period end		9,716	9,070

Note 24.    Reconciliation to US generally accepted accounting principles

	Half Year	Half Year	Half Year
$m	March 08	Sept 07	March 07
Statement of income
Net profit as reported under A-IFRS		1,810	1,641
Items having an effect of increasing (decreasing) reported income (related tax impact of item shown separately)
Premises and sites		9	10
Superannuation (pension) expense/(credit)		20	(28)
Related income tax (expense)/credit		(6)	8
Wealth management		3	(42)
Related income tax credit		(1)	13
Other debt instruments		96	(41)
Deconsolidation of trust preferred structures (under FIN 46R)		23	95
Change in estimate - Allowance for loan losses		—	—
Related income tax (expense)		—	—
Capitalised software		(27)	(3)
Related income tax credit		8	1
Fair value hedges		143	1
Related income tax credit		(42)	(1)
Cash flow hedges		80	56
Related income tax (expense)		(15)	(22)
Effective yield adjustments		47	3
Related income tax (expense)/credit		(14)	(1)
Other		—	—
Net income according to US GAAP		2,134	1,690
Adjustments to determine other comprehensive income under US GAAP (net of tax)
Net income recognised directly in equity under A-IFRS		(14)	(35)
Other debt instruments - Foreign Currency Translation Reserve (FCTR)		(40)	18
Unrealised net gain on available-for-sale securities		—	—
Cash flow hedges		(65)	(34)
Total comprehensive income according to US GAAP		2,015	1,639
Equity attributable to equity holders of WBC as reported under A-IFRS		15,919	14,913
Adjustments:
Premises and sites		(12)	(21)
Goodwill		359	359
Superannuation (pension) asset		100	315
Wealth management assets (net of tax)		(93)	(95)
Other debt instruments		72	16
Deconsolidation of trust preferred structures (under FIN 46R)		217	194
Capitalised software		(57)	(38)
Fair value hedges		45	(56)
Effective yield adjustment		270	237
Equity attributable to equity holders according to US GAAP		16,820	15,824

OTHER INFORMATION	Appendix 2 – Interim 2008 Template Release

6.1          CREDIT RATINGS AND EXCHANGE RATES

Six months to/as at	31 March 2008		30 Sept 2007		31 March 2007
Currency	Average	Spot	Average	Spot	Average	Spot
USD			0.8395	0.8823	0.7777	0.8068
GBP			0.4188	0.4365	0.4020	0.4110
NZD			1.1317	1.1672	1.1367	1.1304

SEGMENT RESULT	Appendix 2 – Interim 2008 Template Release

7.1          HALF YEAR SEGMENT RESULT – REPORTED RESULT

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2008	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax
expense
Tax expense
Net profit
Net profit attributable to minority interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
Cash earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Six months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income	1,365	937	468	(11)	279	51	135	3,224
Non-interest income	252	274	180	645	553	51	85	2,040
Net operating income	1,617	1,211	648	634	832	102	220	5,264
Operating expenses	(894)	(429)	(301)	(318)	(356)	(32)	16	(2,314)
Impairment charges	(97)	(64)	(34)	(2)	(32)	2	(23)	(250)
Profit from ordinary activities before income tax
expense	626	718	313	314	444	72	213	2,700
Tax expense	(189)	(217)	(100)	(88)	(132)	(21)	(110)	(857)
Net profit	437	501	213	226	312	51	103	1,843
Net profit attributable to minority interests	—	—	(1)	1	—	(5)	(28)	(33)
Net profit attributable to equity holders of WBC	437	501	212	227	312	46	75	1,810
Treasury shares	—	—	—	—	—	—	14	14
TPS revaluations	—	—	—	—	—	—	20	20
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	(15)	(15)
Ineffective hedges	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—
Cash earnings	437	501	212	227	312	46	94	1,829
Cash earnings (cents) per ordinary share								98.5

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2007	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income	1,298	859	435	1	273	48	175	3,089
Non-interest income	285	276	184	600	425	44	6	1,820
Net operating income	1,583	1,135	619	601	698	92	181	4,909
Operating expenses	(893)	(411)	(300)	(297)	(300)	(30)	2	(2,229)
Impairment charges	(123)	(42)	(37)	(1)	(11)	(13)	(5)	(232)
Profit from ordinary activities before income tax
expense	567	682	282	303	387	49	178	2,448
Tax expense	(165)	(204)	(89)	(88)	(111)	(13)	(103)	(773)
Net profit	402	478	193	215	276	36	75	1,675
Net profit attributable to minority interests	—	—	(2)	—	—	(2)	(30)	(34)
Net profit attributable to equity holders of WBC	402	478	191	215	276	34	45	1,641
Treasury shares	—	—	—	—	—	—	15	15
TPS revaluations	—	—	—	—	—	—	18	18
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	4	4
Ineffective hedges	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—
Cash earnings	402	478	191	215	276	34	82	1,678
Cash earnings (cents) per ordinary share								90.9

7.2          NEW ZEALAND BUSINESS UNIT PERFORMANCE (A$ EQUIVALENTS TO SECTION 4.5)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 07-	Mar 07-
A$m	March 08	Sept 07	March 07	Mar 08	Mar 08
Net interest income		468	435
Non-interest income		180	184
Operating income		648	619
Operating expenses		(301)	(300)
Core earnings		347	319
Impairment charges		(34)	(37)
Profit from ordinary activities before income tax expense		313	282
Tax and minority interests		(101)	(91)
Net profit after tax / cash earnings		212	191

Economic profit		108	92
Expense to income ratio		46.5%	48.5%

		$bn	$bn
Deposits		21.4	20.4
Net loans		36.6	35.5
Total assets		37.6	36.6
Funds under management		1.6	1.7

GROUP RECONCILIATIONS	Appendix 2 – Interim 2008 Template Release

8.1          GROUP HALF YEAR EARNINGS RECONCILIATION

Unrealised
		Policyholder			NZ Retail
Six months to 31 March 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income
Fees & commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Salaries & other staff expenses
Equipment & occupancy expenses
Other expenses
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
Cash earnings

					Unrealised
		Policyholder			NZ Retail
Six months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income	3,224	—	—	—	—	—	—	—	3,224
Fees & commissions	927	—	—	—	—	—	—	—	927
Wealth management and insurance income	630	(26)	—	16	—	—	—	—	620
Trading income	400	—	—	—	—	—	—	—	400
Other income	83	—	(6)	—	(22)	—	—	—	55
Non-interest income	2,040	(26)	(6)	16	(22)	—	—	—	2,002
Net operating income	5,264	(26)	(6)	16	(22)	—	—	—	5,226
Salaries & other staff expenses	(1,334)	—	—	—	—	—	—	—	(1,334)
Equipment & occupancy expenses	(319)	—	—	—	—	—	—	—	(319)
Other expenses	(661)	—	—	—	—	—	—	—	(661)
Operating expenses	(2,314)	—	—	—	—	—	—	—	(2,314)
Core earnings	2,950	(26)	(6)	16	(22)	—	—	—	2,912
Impairment charges	(250)	—	—	—	—	—	—	—	(250)
Operating profit before tax	2,700	(26)	(6)	16	(22)	—	—	—	2,662
Income tax expense	(857)	26	26	(2)	7	—	—	—	(800)
Net profit	1,843	—	20	14	(15)	—	—	—	1,862
Net profit attributable to minority
interests	(33)	—	—	—	—	—	—	—	(33)
Net Profit attributable to equity holders of WBC	1,810	—	20	14	(15)	—	—	—	1,829
Treasury shares	14	—	—	(14)	—	—	—	—	—
TPS revaluations	20	—	(20)	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	(15)	—	—	—	15	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—
Cash earnings	1,829	—	—	—	—	—	—	—	1,829

					Unrealised
		Policyholder			NZ Retail
Six months to 31 March 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income	3,089	—	—	—	—	—	—	—	3,089
Fees & commissions	905	—	—	—	—	—	—	—	905
Wealth management and insurance income	629	(66)	—	16	—	—	—	—	579
Trading income	260	—	—	—	—	—	—	—	260
Other income	26	—	(5)	—	6	—	—	—	27
Non-interest income	1,820	(66)	(5)	16	6	—	—	—	1,771
Net operating income	4,909	(66)	(5)	16	6	—	—	—	4,860
Salaries & other staff expenses	(1,223)	—	—	—	—	—	—	—	(1,223)
Equipment & occupancy expenses	(309)	—	—	—	—	—	—	—	(309)
Other expenses	(697)	—	—	—	—	—	—	—	(697)
Operating expenses	(2,229)	—	—	—	—	—	—	—	(2,229)
Core earnings	2,680	(66)	(5)	16	6	—	—	—	2,631
Impairment charges	(232)	—	—	—	—	—	—	—	(232)
Operating profit before tax	2,448	(66)	(5)	16	6	—	—	—	2,399
Income tax expense	(773)	66	23	(1)	(2)	—	—	—	(687)
Net profit	1,675	—	18	15	4	—	—	—	1,712
Net profit attributable to minority
interests	(34)	—	—	—	—	—	—	—	(34)
Net Profit attributable to equity holders of WBC	1,641	—	18	15	4	—	—	—	1,678
Treasury shares	15	—	—	(15)	—	—	—	—	—
TPS revaluations	18	—	(18)	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	4	—	—	—	(4)	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—
Cash earnings	1,678	—	—	—	—	—	—	—	1,678

8.2          HALF YEAR SEGMENT RESULT – CASH EARNINGS BASIS

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2008	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax
expense
Tax expense
Net profit
Net profit attributable to minority interests
Cash Earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Six months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income	1,365	937	468	(11)	279	51	135	3,224
Non-interest income	252	274	180	645	553	51	47	2,002
Net operating income	1,617	1,211	648	634	832	102	182	5,226
Operating expenses	(894)	(429)	(301)	(318)	(356)	(32)	16	(2,314)
Impairment charges	(97)	(64)	(34)	(2)	(32)	2	(23)	(250)
Profit from ordinary activities before income tax expense	626	718	313	314	444	72	175	2,662
Tax expense	(189)	(217)	(100)	(88)	(132)	(21)	(53)	(800)
Net profit	437	501	213	226	312	51	122	1,862
Net profit attributable to minority interests	—	—	(1)	1	—	(5)	(28)	(33)
Cash Earnings	437	501	212	227	312	46	94	1,829
Cash earnings (cents) per ordinary share								98.5

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2007	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income	1,298	859	435	1	273	48	175	3,089
Non-interest income	285	276	184	600	425	44	(43)	1,771
Net operating income	1,583	1,135	619	601	698	92	132	4,860
Operating expenses	(893)	(411)	(300)	(297)	(300)	(30)	2	(2,229)
Impairment charges	(123)	(42)	(37)	(1)	(11)	(13)	(5)	(232)
Profit from ordinary activities before income tax expense	567	682	282	303	387	49	129	2,399
Tax expense	(165)	(204)	(89)	(88)	(111)	(13)	(17)	(687)
Net profit	402	478	193	215	276	36	112	1,712
Net profit attributable to minority interests	—	—	(2)	—	—	(2)	(30)	(34)
Cash Earnings	402	478	191	215	276	34	82	1,678
Cash earnings (cents) per ordinary share								90.9

8.3          GROUP BUSINESS UNIT HALF YEAR EARNINGS RECONCILIATION

Unrealised
		Policyholder			NZ Retail
Six months to 31 March 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Tax and minority interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
Cash earnings

					Unrealised
		Policyholder			NZ Retail
Six months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income	135	—	—	—	—	—	—	—	135
Non-interest income	85	(26)	(6)	16	(22)	—	—	—	47
Net operating income	220	(26)	(6)	16	(22)	—	—	—	182
Operating expenses	16	—	—	—	—	—	—	—	16
Core earnings	236	(26)	(6)	16	(22)	—	—	—	198
Impairment charges	(23)	—	—	—	—	—	—	—	(23)
Operating profit before tax	213	(26)	(6)	16	(22)	—	—	—	175
Tax and minority interests	(138)	26	26	(2)	7	—	—	—	(81)
Net profit after tax	75	—	20	14	(15)	—	—	—	94
Treasury shares	14	—	—	(14)	—	—	—	—	—
TPS revaluations	20	—	(20)	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	(15)	—	—	—	15	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—
Cash earnings	94	—	—	—	—	—	—	—	94

					Unrealised
		Policyholder			NZ Retail
Six months to 31 March 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income	175	—	—	—	—	—	—	—	175
Non-interest income	6	(66)	(5)	16	6	—	—	—	(43)
Net operating income	181	(66)	(5)	16	6	—	—	—	132
Operating expenses	2	—	—	—	—	—	—	—	2
Core earnings	183	(66)	(5)	16	6	—	—	—	134
Impairment charges	(5)	—	—	—	—	—	—	—	(5)
Operating profit before tax	178	(66)	(5)	16	6	—	—	—	129
Tax and minority interests	(133)	66	23	(1)	(2)	—	—	—	(47)
Net profit after tax	45	—	18	15	4	—	—	—	82
Treasury shares	15	—	—	(15)	—	—	—	—	—
TPS revaluations	18	—	(18)	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	4	—	—	—	(4)	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—
Cash earnings	82	—	—	—	—	—	—	—	82

9. ECONOMIC PROFIT	Appendix 2 – Interim 2008 Template Release

BT
		Consumer	Business	Westpac	Financial
Six months to 31 March 2008		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

					BT
Six months to 30 September		Consumer	Business	Westpac	Financial
2007		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders	1,810	437	501	312	227	212	46
Treasury shares	14	—	—	—	—	—	—
TPS revaluations	20	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	(15)	—	—	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—
Cash earnings	1,829	437	501	312	227	212	46
Franking benefit	380	132	152	71	62	—	—
Adjusted cash earnings	2,209	569	653	383	289	212	46
Average ordinary equity	15,142	2,659	3,725	3,985	1,941	1,975	113
Equity charge	(797)	(140)	(196)	(210)	(102)	(104)	(6)
Economic profit	1,412	429	457	173	187	108	40

					BT
		Consumer	Business	Westpac	Financial
Six months to 31 March 2007		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders	1,641	402	478	276	215	191	34
Treasury shares	15	—	—	—	—	—	—
TPS revaluations	18	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	4	—	—	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—
Cash earnings	1,678	402	478	276	215	191	34
Franking benefit	350	116	143	69	62	—	—
Adjusted cash earnings	2,028	518	621	345	277	191	34
Average ordinary equity	14,271	2,563	3,481	3,673	1,994	1,903	98
Equity charge	(747)	(134)	(182)	(192)	(104)	(99)	(5)
Economic profit	1,281	384	439	153	173	92	29